UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 2, 2015

ZAXIS INTERNATIONAL INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-15476

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

42 Ben Zvi Street, Ramat Gan, Israel	5224747
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (972) 52-579-5082

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation.

On February 2, 2015, Zaxis International Inc. (the "Registrant") entered into a Loan Agreement with Emerald Medical Applications Ltd,, a private Israeli company ("Emerald"), pursuant to which the Registrant agreed to loan Emerald the principal sum of US$90,000 (the "Loan"). A copy of the Loan Agreement is attached as Exhibit 10.3 to this Form 8-K.

The Loan, which was funded on February 3, 2015, was granted in connection with the Registrant's commitment under the Memorandum of Understanding with Emerald dated December 30, 2014 ("MOU") which contemplates the execution of a definitive agreement resulting in a share exchange and reverse merger. The MOU, which was reported in the Registrant's Form 8-K filed on January 2, 2015, provides for the Registrant's capital raise of US$800,000.

Item 3.02 Unregistered Sales of Equity Securities.

On the dates set forth in the table below, in connection with the offering of units each consisting of one share of common stock, par value $0.0001 ("Common Stock") and one warrant to purchase one additional share of Common Stock (the "Units") at a price of US$0.40 per Units, issued and sold restricted unregistered equity securities to the persons (subscribers) set forth in the table below. The sales were made without registration under the Securities Act of 1933, as amended (the "Act") in reliance upon the exemptions provided in Section 4(2) of the Act and Regulation S promulgated by the United States Securities and Exchange Commission (the "SEC") under the Act.

Name of Subscriber	Date of Subscription/Payment	Bases for Issuance	Price Per Unit	Shares To Be Issued (3)
Short Trade Ltd. (1)	01/23/2015	Subscription Agreement	$0.40 per share	500,000
Short Trade Ltd. (1)	01/26/2015	Subscription Agreement	$0.40 per share	125,000
Prop Trade Ltd. (2)	01/27/2015	Subscription Agreement	$0.40 per share	125,000
Total Unregistered Shares Issued				750,000
(1) Short Trade Ltd. is controlled by Mr. Shlomo Noyman, a resident of Israel.
(2) Prop Trade Ltd. is controlled by Ms. Charlote Eilin Tay, a resident of Singapore.
(3) The 750,000 shares of Common Stock will not be delivered to the Subscribers until the effective date of the recapitalization of the Registrant's capital stock, including the implementation of a reverse split of the issued and outstanding shares of Common Stock on a one-for-four (1:4) basis (the "Reverse Split") pursuant to the Registrant's pending Information Statement on Schedule 14C and approval of the Reverse Split by FINRA.

Item 9.01 Financial Statements and Exhibits

(a) The following documents are filed as exhibits to this report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
10.3	Loan Agreement between the Registrant and Emerald Medical Applications Ltd. dated February 2, 2015, filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Liron Carmel CEO Liron Carmel Date: February 13, 2015